Exhibit 99.2

Safe Harbor The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this release, all forward-looking statements are estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include weather conditions, changes in regulatory policy and other risks as detailed from time-to-time in the Company’s SEC reports and filings. All forward-looking statements, if any, in this release represent the Company’s judgment as of the date of this release. AMERICAN VANAGUARD //

2021 Outlook Revenue . . . . . . . . . .. . . . Low Double-Digit Increase Gross Profit Margin . . . . Similar to recent years Operating Expenses . . . . Modest increase driven by growth initiatives Interest Expense . . . . . . Similar to 2020 Tax Rate . . . . . . . . . . . . . .Expected Mid 20% Range Debt-to-EBITDA Target . 2.0-2.5X Net Income . . . . . . . . . Faster Rate than Revenue Growth AMVAC CONFIDENTIAL // AMERICAN VANAGUARD //

2021 Outlook (1st Half Status) Revenue .. . . . . . . . . . . . . Low Double-Digit Increase Gross Profit Margin . . . . Similar to recent years Operating Expenses . . . . Modest increase driven by growth initiatives Interest Expense . . . . . . Similar to 2020 Tax Rate . . . . . . . . . . .. . . .Expected Mid 20% Range Debt-to-EBITDA Target . 2.0-2.5X Net Income . . . . . . . Faster Rate than Revenue Growth 1st Half 2021 vs 2020 25% Increase 39% vs 39% 34% vs 35% Down 30% 31% vs 23% 2.5X 86% Increase 29% Increase EBITDA . . . . . . . .. . . Faster Rate than Revenue Growth AMERICAN VANAGUARD //

Financial Review Mr. David JohnsonChief Financial Officer AMERICAN VANAGUARD //

Q2 2021 Sales Overall sales Q2 2021 $135m vs $105m in 2020 (up 29%) International 38% of total in 2021 vs 44% of total in 2020 $ 000’s US Crop up 40% US Non-crop up 54% International up 10% AMERICAN VANAGUARD //

Q2 2021 Gross Profit Performance ($000’s) AMERICAN VANAGUARD // 12 months 12 months 3-months Ended June 30, 3-months Ended December 31, 12-months Ended December 31, 3-months Ended June 30, 12-months Ended December 31, 3-months Ended September 30, Net Sales 2021 2020 Change Net Sales 2020 2019 Change 2020 2019 Change Gross Profit 2021 2020 Change 2020 2019 Change Net Sales 2020 2019 US Crop 62,662 44,670 0.40277591224535481 US Crop #DIV/0! #DIV/0! US Crop 27,757 21,758 0.27571467965805679 #DIV/0! US Crop US Crop US Non-Crop International US Non-crop 21,401 13,872 0.54274798154555937 US Non-crop #DIV/0! #DIV/0! US Non-crop 8,830 7,029 0.25622421397069284 #DIV/0! US Non-crop 2019 0 0 0 US 84,063 58,542 0.43594342523316593 US 0 0 #DIV/0! 0 0 #DIV/0! US 36,587 28,787 0.27095563969847503 0 0 #DIV/0! International 2020 0 0 0 International 50,547 46,013 9.8537369873731337E-2 International #DIV/0! #DIV/0! International 15,552 11,519 0.35011719767340915 #DIV/0! Total 0 0 Total ,134,610 ,104,555 0.28745636267992924 Total 0 0 #DIV/0! 0 0 #DIV/0! Total 52,139 40,306 0.29357911973403461 0 0 #DIV/0! US Crop US Non-Crop International % of total net sales 2020 2019 Gross Profit 2020 2019 Change 2020 2019 Change Gross Margin % 2021 2020 2020 2019 % of total net sales 2020 2019 2019 0 0 0 US - Crop 0.46550776316766956 0.42723925206828944 US Crop $20,146 $23,710 -0.15031632222690847 $68,119 $69,059 -1.3611549544592306E-2 US Crop 0.44296383773259712 0.48708305350346986 #DIV/0! #DIV/0! US - Crop #DIV/0! #DIV/0! 2020 0 0 0 US Non-Crop 0.1589852165515192 0.13267658170340968 US Non-crop 8,758 9,860 -0.11176470588235295 18,535 21,444 -0.13565566125722814 US Non-crop 0.41259754217092659 0.5067041522491349 #DIV/0! #DIV/0! US Non-Crop #DIV/0! #DIV/0! US Total 0.62449297971918871 0.55991583377169907 US 28,904 33,570 -0.13899314864462317 86,654 90,503 -4.2528976939990942E-2 US 0.43523309898528484 0.4917324314167606 #DIV/0! #DIV/0! US Total #REF! #REF! International 0.37550702028081123 0.44008416622830088 International 14,361 13,893 3.3686028935435111E-2 35,298 40,315 -0.12444499565918393 International 0.30767404593744435 0.25034229456892615 #DIV/0! #DIV/0! International #DIV/0! #DIV/0! Total $43,265 $47,463 -8.8447843583422878E-2 $,121,952 $,130,818 -6.7773547982693513E-2 Total 0.38733377906544836 0.38550045430634594 #DIV/0! #DIV/0! 12-months Ended December 31, 9-months Ended September 30, Net Sales 2020 2019 Change Gross Margin % 2020 2019 2020 2019 Net Sales 2020 2019 Change US Crop #DIV/0! US Crop #DIV/0! #DIV/0! #DIV/0! #DIV/0! US Crop #DIV/0! US Non-crop #DIV/0! US Non-crop #DIV/0! #DIV/0! #DIV/0! #DIV/0! US Non-crop #DIV/0! US 0 0 #DIV/0! US #DIV/0! #DIV/0! #DIV/0! #DIV/0! US 0 0 #DIV/0! International #DIV/0! International #DIV/0! #DIV/0! #DIV/0! #DIV/0! International #DIV/0! Total 0 0 #DIV/0! Total #DIV/0! #DIV/0! #DIV/0! #DIV/0! Total 0 0 #DIV/0! % of total net sales 2020 2019 % of total net sales 2020 2019 US - Crop #DIV/0! #DIV/0! US - Crop #DIV/0! #DIV/0! US Non-Crop #DIV/0! #DIV/0! US Non-Crop #DIV/0! #DIV/0! US Total #DIV/0! #DIV/0! US Total #DIV/0! #DIV/0! International #DIV/0! #DIV/0! International #DIV/0! #DIV/0!

Standard vs. Reported Margin AMERICAN VANAGUARD //

Q2 2021 Operating Expenses $43,080 $33,579 $ 000’s Operating expenses are 32% of sales in 2021 and in 2020 AMERICAN VANAGUARD //

Q2 2021 Statements of Operations (3 months ended June 30) $ 000’s AMERICAN VANAGUARD // 3 months Ended June 30, 6 months Ended June 30, Statements of Operations 2021 2020 Change 2021 2020 Change Net Sales $,134,610 $,104,555 $30,055 0.28745636267992924 $,250,765 $,200,517 $50,248 0.28745636267992924 0.25059221911359136 Gross profit 52139 40306 11833 0.29357911973403461 97270 78687 18583 0.29357911973403461 0.23616353400180462 Operating costs -43080 -33579 -9501 0.28294469757884394 -84524 -70124 -14400 0.28294469757884394 0.20535052193257658 Bargain purchase gain -88 0 -88 #DIV/0! -121 0 -121 #DIV/0! #DIV/0! Operating Income 8971 6727 2244 0.33358109112531587 12625 8563 4062 0.33358109112531587 0.47436646035268015 Equity investment MTM -295 24 -319 -13.291666666666666 771 24 747 Interest Expense -1013 -1274 261 -0.20486656200941916 -1959 -2782 823 -0.20486656200941916 -0.29583033788641266 Income before Tax 7663 5477 2186 3.9912360781449692E-3 12109 5805 6304 0.39912360781449696 1.0859603789836347 Tax -2445 -1565 -880 0.56230031948881787 -3807 -1360 -2447 0.56230031948881787 1.799264705882353 Income before equity method 5218 3912 1306 0.33384458077709611 8302 4445 3857 0.33384458077709611 0.86771653543307081 Equity method investment -74 -25 -49 1.96 -87 -38 -49 1.96 1.2894736842105263 Net income for AVD $5,144 $3,887 $1,257 0.32338564445587858 $8,215 $4,407 $3,808 0.32338564445587858 0.86407987292943045 Diluted shares 30499 29413 30511 29904 EPS $0.16866126758254368 $0.13215244959711692 $0.2692471567631346 $0.14737158908507222 check $0

Q2 2021 Statements of Operations (6 months ended June 30) $ 000’s AMERICAN VANAGUARD // 6 months Ended June 30, Statements of Operations 2020 2021 2020 Change Net Sales $,104,555 $,250,765 $,200,517 $50,248 0.28745636267992924 0.25059221911359136 Gross profit 40306 97270 78687 18583 0.29357911973403461 0.23616353400180462 Operating costs -33579 -84524 -70124 -14400 0.28294469757884394 0.20535052193257658 Bargain purchase gain 0 -121 0 -121 #DIV/0! #DIV/0! Operating Income 6727 12625 8563 4062 0.33358109112531587 0.47436646035268015 Equity investment MTM 24 771 24 747 Other income 0 672 0 672 Interest Expense -1274 -1959 -2782 823 -0.20486656200941916 -0.29583033788641266 Income before Tax 5477 12109 5805 6304 0.39912360781449696 1.0859603789836347 Tax -1565 -3807 -1360 -2447 0.56230031948881787 1.799264705882353 Income before equity method 3912 8302 4445 3857 0.33384458077709611 0.86771653543307081 Equity method investment -25 -87 -38 -49 1.96 1.2894736842105263 Net income for AVD $3,887 $8,215 $4,407 $3,808 0.32338564445587858 0.86407987292943045 Diluted shares 29413 30511 29904 EPS $0.13215244959711692 $0.2692471567631346 $0.14737158908507222 check

Cash Generation and Uses (3 months) $ 000’s AMERICAN VANAGUARD // 3-months Ended June 30, 2020 2019 2021 2020 2019 Cash from Operations $17,596 $18,517 8215 4407 7012 4407 $14,758 $10,465 $8,490 Change in Working Capital ,-11,136 ,-50,603 10697 9233 -1,467 10,064 ,-20,313 Net Cash from Operations 6,460 ,-32,086 2044 9665 2146 9665 13,291 20,529 ,-11,823 -9 1965 445 1965 Cash used in Investing ,-11,465 ,-31,518 162 7 -2888 7 ,-12,555 -8,485 -3,903 Cash from Financing 7,211 63,523 945 139 2995 139 5,339 -9,430 14,658 Total Net Change 2,206 -81 -672 392 -572 392 6,075 2,614 -1,068 FX Effect -,187 220 1014 — 60 — -,281 442 718 Beginning Cash 6,581 6,168 3598 — 86 — 13,765 5,544 6,657 End Cash $8,600 $6,307 -387 2545 2545 $19,559 $8,600 $6,307 -771 -1562 -1562 87 — — 121 38 38 — 25044 17596 18517 15632 -21706 -25396 15632 7841 -2297 -11464 -21706 -27635 899 -3696 -2297 -1844 7 1374 899 73 -10196 -120 7 -4480 -2431 6001 -10196 -10224 12577 -30407 -2431 -19438 -3621 19098 12577 11823 257 -3621 -6719 -44353 -11136 -50603

Inventory $ Millions $181 $175 $163 $164 AMERICAN VANAGUARD //

Debt $ Millions AMERICAN VANAGUARD //

Overall Financial Performance of Operations Overall, during the second quarter of 2021, we have seen very strong sales in all three of our reporting categories. We managed inventory well, and our overall margins have held up. We reported an 32% increase in net income in the three months and an 86% increase in the six months. AMERICAN VANAGUARD //

3-5 Year Forecast Review Mr. Eric WintemuteChairman and CEO AMERICAN VANAGUARD //

$ Millions Core Business Targets $736 $604 AMERICAN VANAGUARD //

Core New Product Pipeline 2026 2027 100 60 $597 $694 AMERICAN VANAGUARD //

Green Solutions Target $ Millions $140 4 $70 Overall 1H Revenue at 17M, Expected range $32-$35M for 2021 $32-$35M AMERICAN VANAGUARD //

AVD Has Over 80 Biological Solutions Globally

13 Biofertilizers

- Boro
- Copper 25%
- Humic and fulvic Acid
- K Citrate
- Nutrients Mix
- Pentahydrate Copper sulphate
- Phospourus + Potasium

17 Biostimulants

- Ascophillum nodosum
- Brassinosteroids
- Caolin
- G3, Fosfate
- Marine Bioactive
- Mo, Zn, Carboxilic Acids
- NAA/NAD

20 Microbials

- Bacillus amilolyquefasciens
- Bacillus thurigiensis
- Bacillus thurigiensis v. kurstaki
- Bauveria bassiana
- Bacillus subtilis
- Gluconacetobacter diazotrophicus
- Trichoderma harzianum

30 Biochemicals

- 3-decen-3-one
- Azadirachtin
- Botanical Extract
- Cinnamon Oil
- Copper Hydroxide
- Essential Oil Combinations
- Neem Oil

AMERICAN VANAGUARD // 20

AVD Has 100 Biological Solutions Globally

13 Biofertilizers

- Boro
- Copper 25%
- Humic and fulvic Acid
- K Citrate
- Nutrients Mix
- Pentahydrate Copper sulphate
- Phospourus + Potassium

20 Biostimulants

- Ascophillum nodosum
- Brassinosteroids
- Caolin
- G3, Fosfate
- Marine Bioactive
- Mo, Zn, Carboxilic Acids
- NAA/NAD

20 Microbials

- Bacillus amilolyquefasciens
- Bacillus thurigiensis
- Bacillus thurigiensis v. kurstaki
- Bauveria bassiana
- Bacillus subtilis
- Gluconacetobacter diazotrophicus
- Trichoderma harzianum

44 Biochemicals

- 3-decen-3-one
- Azadirachtin
- Botanical Extract
- Cinnamon Oil
- Copper Hydroxide
- Essential Oil Combinations
- Neem Oil

AMERICAN VANAGUARD // 21

14 Crop Trials Corn Tomatoes Blueberries Almonds Lettuce Strawberries Cotton Sugarcane Onion Potato 9 Turf Trials 2021 US Agrinos Biological Trials Approximately 1,500 total test plots AMERICAN VANAGUARD //

SIMPAS: Value Capture Target $ Millions AMERICAN VANAGUARD //

SIMPAS: U.S. Value Capture Target on 4 Crops $ Millions $52 $28 AMERICAN VANAGUARD //

Crop 2021 2022 2023 Aztec HC Counter Force 10G HL Zinc iNvigorate Boron micronutrient Micronutrient enhancers Azoxystrobin N-fixing PGR abamectin Bif+ aba 3rd party liquid insecitide Index liq. 14 Zinc iNvigorate 2MOA gran Fungicide Soybean inoculant IDC iron GR and liq Humic acid Mg micronutrient Pythium fungicide Micronutrient enhancer Azoxystrobin N-fixing Soybean cyst PGR 3rd party nematicide 2 MOA liq fungicide 16 Zinc iNvigorate Mg micronutrient Azoxystrobin N-Fixing 3rd party nematicide 2 MOA liq fungicide 7 iNvigorate Azoxystrobin N-Fixing 3rd party nematicide 2 MOA liq fungicide 5 SaS Portfolio Candidate Crop view Summary of New SaS Products for 2022 2 fungicides 4 micronutrients 1 inoculant 1 soil health product Summary of New SaS Products for 2023 2 fungicides 2 nematicides 2 insecticides 1 soil health product 1 insect/nematicide 1 PGR *5 new liquid products AMERICAN VANAGUARD //

SIMPAS/SaS – Highlights SaS Performance Overview Average SIMPAS customer has been twice the size of the average historical SmartBox grower size over the last two years Average SaS value per farm the last two years has been 4-to-1 vs our average historical SmartBox customers Based on current commodity prices and SaS solutions that will solve grower unmet needs, growers only need to average about .5 bushel increase to pay for the system 2022 SIMPAS/Sales Launch Hosting Innovation Clinics Inviting key precision ag retailers/agronomist to see a demo model or actual field model Position 2022 technology and solutions to early innovators in the precision space by demonstrating ROI on SaS solutions through SIMPAS technology Digital E-Detailer IPAD rollout that includes the following sales tools: Calculators, SaS sell sheets, SIMPAS video interactive presentations, technology decision trees, etc. AMERICAN VANAGUARD //

AMERICAN VANAGUARD // Ipad Showcase Covers 5 Topics with a total of 32 Content Tabs

SIMPAS applied Solutions AMERICAN VANAGUARD //

Business Builder AMERICAN VANAGUARD //

Strategic Growth Targets $ Millions $918 $695 AMERICAN VANAGUARD //

RETURN ON INVESTMENT ANALYSIS: ACQUISITIONS FROM 2014-2020 TOTAL CASH = ~$200 MILLION CASH/INCREMENTAL EBITDA* = 5-6X RETURN ON CAPITAL EMPLOYED = 10% (WACC = 9%) CASH/FULLY BURDENED EBITDA* = 7-8X *BASED UPON FORECASTED 2021 SALES AMERICAN VANAGUARD //

Working Capital Investment Criteria AMERICAN VANAGUARD // IRR Payback period 10-year P&L Other Factors New product pipeline SIMPAS Green Solutions Short-, mid- and long-term Sales, GM, Operating Icome Apply working capital Calculate return on working capital External Acquisitions Internal Investments Regional Deployment

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